UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Lazard Growth Acquisition Corp. I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LAZARD GROWTH ACQUISITION CORP. I
30 Rockefeller Plaza
New York, NY 10112

NOTICE OF THE 2022 ANNUAL GENERAL MEETING
To Be Held at 12:00 p.m. Eastern Time on December 15, 2022

Dear Shareholders of Lazard Growth Acquisition Corp. I:

You are cordially invited to attend (in person or by proxy) the 2022 annual general meeting of shareholders of Lazard Growth Acquisition Corp. I (the “Company”) to be held on Thursday, December 15, 2022 at 12:00 p.m., Eastern Time, at the offices of the Company, located at 30 Rockefeller Plaza, New York, NY 10112, and virtually via the Internet at https://www.cstproxy.com/lazardgrowthaci/2022, (the “Annual General Meeting”), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. Shareholders are encouraged to observe the meeting virtually via the Internet at https://www.cstproxy.com/lazardgrowthaci/2022. You will be permitted to attend the Annual General Meeting in person at the offices of the Company only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. The accompanying proxy statement is dated November 4, 2022. The Annual General Meeting is being held to consider and vote upon the following proposals:

1.

as an ordinary resolution of the holders of the Class B ordinary shares, par value $0.0001 per share, of the Company (the “founder shares” or “Class B Ordinary Shares”), to re-appoint Mr. Pierre-Yves Cros and Ms. Mary Ann Deignan as Class I directors on the Company’s board of directors to serve until the 2025 annual general meeting, until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal (the “Director Election Proposal”);

2.

as an ordinary resolution, to ratify the selection by our audit committee of Marcum LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022 (the “Auditor Ratification Proposal”);

3.

as an ordinary resolution, to approve the adjournment of the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Election Proposal and/or the Auditor Ratification Proposal (the “Adjournment Proposal”), which will only be presented at the Annual General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Annual General Meeting; and

4.	to transact such other business as may properly come before the Annual General Meeting or any adjournments or postponements thereof.

The above matters are more fully described in the accompanying proxy statement, which you are encouraged to read carefully in its entirety.

Approval of the Director Election Proposal requires an ordinary resolution of the holders of the Class B Ordinary Shares under Cayman Islands law and our amended and restated memorandum and articles of association (the “Charter”), being the affirmative vote of a majority of the votes cast by the holders of the outstanding Class B Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Annual General Meeting.  Prior to our initial business combination, only holders of our Class B Ordinary Shares will have the right to vote on the election of directors. Holders of our public shares will not be entitled to vote on the election of directors during such time. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.

Approval of the Auditor Ratification Proposal requires an ordinary resolution under Cayman Islands law and the Charter, being the affirmative vote of a majority of the votes cast by the holders of the outstanding Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”) and Class B Ordinary Shares (together with the Class A Ordinary Shares, the “Ordinary Shares”) who are present in person or represented by proxy and entitled to vote thereon at the Annual General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law and the Charter, being the affirmative vote of a majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Annual General Meeting.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE (I) “FOR” THE DIRECTOR ELECTION PROPOSAL, (II) “FOR” THE AUDITOR RATIFICATION PROPOSAL AND (III) “FOR” THE ADJOURNMENT PROPOSAL, IF PRESENTED.

Our board of directors has fixed the close of business on October 24, 2022 (the “Record Date”), as the record date for the Annual General Meeting. Only shareholders of record on the Record Date are entitled to notice of and to vote at the Annual General Meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

All of our shareholders are cordially invited to observe the Annual General Meeting via the Internet at https://www.cstproxy.com/lazardgrowthaci/2022. To ensure your representation at the Annual General Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. You may revoke your proxy card at any time prior to the Annual General Meeting. If you hold your Ordinary Shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Annual General Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Annual General Meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Annual General Meeting.

A shareholder’s failure to vote in person or by proxy will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.

YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Annual General Meeting for a more complete statement of matters to be considered at the Annual General Meeting.

If you have any questions or need assistance voting your Ordinary Shares, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing LGAC@investor.morrowsodali.com.

Sincerely,

/s/ Alexander F. Stern
Alexander F. Stern
Executive Chairman and Director
November 4, 2022

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted in favor of each of the proposals presented.

This proxy statement is dated November 4, 2022.

IMPORTANT

Whether or not you expect to attend the Annual General Meeting, you are respectfully requested by our Board of Directors to complete, sign, date and return the enclosed proxy card promptly, or follow the instructions contained in the proxy card or voting instructions provided by your bank, broker or other nominee. If you grant a proxy, you may revoke it at any time prior to the Annual General Meeting.

PLEASE NOTE:   If your shares are held in “street name”, your broker, bank, custodian, or other nominee holder cannot vote your shares on “non-routine” matters, such as the Director Election Proposal and the Adjournment Proposal (defined below) unless you direct the nominee holder how to vote by following the instructions contained on the voting instruction form provided by your broker, bank, custodian or other nominee.

Lazard Growth Acquisition Corp. I
30 Rockefeller Plaza
New York, NY 10112

NOTICE OF THE 2022 ANNUAL GENERAL MEETING
TO BE HELD DECEMBER 15, 2022

To the Shareholders of Lazard Growth Acquisition Corp. I:

NOTICE IS HEREBY GIVEN that the 2022 annual general meeting (the “Annual General Meeting”) of Lazard Growth Acquisition Corp. I, a Cayman Islands exempted company (the “Company”), will be held on Thursday, December 15, 2022 at 12:00 p.m., Eastern Time, at the offices of the Company, located at 30 Rockefeller Plaza, New York, NY 10112, and virtually via the Internet at https://www.cstproxy.com/lazardgrowthaci/2022, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. Shareholders are encouraged to observe the meeting virtually. You will be permitted to attend the Annual General Meeting in person at the offices of the Company only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. The Annual General Meeting will be held to consider and vote upon the following proposals:

1.

as an ordinary resolution of the holders of the Class B ordinary shares, par value $0.0001 per share, of the Company (the “founder shares” or “Class B Ordinary Shares”), to re-appoint Mr. Pierre-Yves Cros and Ms. Mary Ann Deignan as Class I directors on the Company’s board of directors to serve until the 2025 annual general meeting, until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal (the “Director Election Proposal”);

2.

as an ordinary resolution, to ratify the selection by our audit committee of Marcum LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022 (the “Auditor Ratification Proposal”);

3.

as an ordinary resolution, to approve the adjournment of the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Election Proposal and/or the Auditor Ratification Proposal (the “Adjournment Proposal”), which will only be presented at the Annual General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Annual General Meeting; and

4.	to transact such other business as may properly come before the Annual General Meeting or any adjournments or postponements thereof.

The above matters are more fully described in the accompanying proxy statement, which you are encouraged to read carefully in its entirety. Notwithstanding the order in which the proposals are set out herein, the Company may put the proposals to the Annual General Meeting in such order as it may determine.

The full text of the resolutions to be voted on is as follows:

Proposal No. 1 — Director Election Proposal

“RESOLVED, as an ordinary resolution of the holders of the Class B Ordinary Shares of the Company, that each of Mr. Pierre-Yves Cros and Ms. Mary Ann Deignan be re-appointed as Class I directors on the Company’s board of directors to serve until the 2025 annual general meeting of the Company, until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal.”

Proposal No. 2 — Auditor Ratification Proposal

“RESOLVED, as an ordinary resolution, that the appointment of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022 be ratified, approved and confirmed in all respects.”

Proposal No. 3 — Adjournment Proposal

“RESOLVED, as an ordinary resolution, that the adjournment of the annual general meeting to a later time, date and place to be determined by the chairman of the annual general meeting be and is hereby authorized and approved.”

Approval of the Director Election Proposal requires an ordinary resolution of the holders of the Class B Ordinary Shares under Cayman Islands law and our amended and restated memorandum and articles of association (the “Charter”), being the affirmative vote of a majority of the votes cast by the holders of the outstanding Class B Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Annual General Meeting.  Prior to our initial business combination, only holders of our Class B Ordinary Shares will have the right to vote on the election of directors. Holders of our public shares will not be entitled to vote on the election of directors during such time. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.

Approval of the Auditor Ratification Proposal requires an ordinary resolution under Cayman Islands law and the Charter, being the affirmative vote of a majority of the votes cast by the holders of the outstanding Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”) and Class B Ordinary Shares (together with the Class A Ordinary Shares, the “Ordinary Shares”) who are present in person or represented by proxy and entitled to vote thereon at the Annual General Meeting.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Annual General Meeting.

Only shareholders of record of the Company as of the close of business on October 24, 2022, are entitled to notice of, and to vote at, the Annual General Meeting or any adjournment or postponement thereof. Each Ordinary Share entitles the holder thereof to one vote; provided that only holders of the Class B Ordinary Shares have the right to vote on the Director Election Proposal. On the record date, there were 71,875,000 Ordinary Shares issued and outstanding, including 57,500,000 Class A Ordinary Shares (that were initially sold as part of the IPO) and 14,375,000 Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with the proposals.

Your vote is important. Proxy voting permits shareholders unable to attend the Annual General Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing, signing, dating and returning your proxy card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by our board of directors. You can change your voting instructions or revoke your proxy at any time prior to the Annual General Meeting by following the instructions included in this proxy statement and on the proxy card. If you hold your Ordinary Shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Annual General Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Annual General Meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Annual General Meeting.

Whether or not you plan to attend the Annual General Meeting, it is strongly recommended that you complete, sign, date and return your proxy card before the Annual General Meeting date to ensure that your shares will be represented and voted at the Annual General Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your Ordinary Shares, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing LGAC@investor.morrowsodali.com.

By Order of our Board of Directors,

/s/ Alexander F. Stern

Alexander Stern
Executive Chairman and Director
November 4, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING TO BE HELD ON DECEMBER 15, 2022

This Notice of Annual General Meeting and Proxy Statement, our Annual Report on Form 10-K for the period ended December 31, 2021 and our Quarterly Reports on Form 10-Q for the period ended March 31, 2022, the period ended June 30, 2022 and the period ended September 30, 2022 are available at https://www.cstproxy.com/lazardgrowthaci/2022.

i

LAZARD GROWTH ACQUISITION CORP. I
PROXY STATEMENT
FOR THE 2022 ANNUAL GENERAL MEETING
To Be Held at 12:00 p.m. Eastern Time on Thursday, December 15, 2022

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the 2022 annual general meeting of Lazard Growth Acquisition Corp. I, a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”), and any postponements or adjournments thereof (the “Annual General Meeting”). The Annual General Meeting will be held on Thursday, December 15, 2022 at 12:00 p.m. Eastern Time, at the offices of the Company, located at 30 Rockefeller Plaza, New York, NY 10112, and virtually via the Internet at https://www.cstproxy.com/lazardgrowthaci/2022. Shareholders are encouraged to observe the meeting virtually. You will be permitted to attend the Annual General Meeting in person at the offices of the Company only to the extent consistent with, or permitted by, applicable law and directives of public health authorities.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” for purposes of the federal securities laws.  Our forward-looking statements include, but are not limited to, statements regarding our or our directors’ or executive officers’ expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “shall,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements herein may include, for example, statements about:

•	our ability to select an appropriate target business or businesses;
•	our ability to consummate our initial business combination;
•	our expectations around the performance of a prospective target business or businesses;
•	our success in retaining or recruiting, or changes required in, our executive officers, key employees or directors following our initial business combination;
•	our directors and executive officers allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;
•	our potential ability to obtain additional financing to consummate our initial business combination;
•	our pool of prospective target businesses;
•	our ability to consummate an initial business combination due to the uncertainty resulting from the COVID-19 pandemic;
•	the ability of our directors and executive officers to generate a number of potential business combination opportunities;
•	the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance;
•	the Trust Account not being subject to claims of third parties; or
•	our financial performance.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the Securities and Exchange Commission (the “SEC”), including but not limited to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including those factors described under the heading “Risk Factors” therein, and subsequent Quarterly Reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL GENERAL MEETING

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual General Meeting for the Annual General Meeting to be properly held under our Charter (defined below) and the Companies Act (as amended) of the Cayman Islands (the “Companies Act”). The presence, in person or by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares (defined below) entitled to vote at the Annual General Meeting constitutes a quorum. Proxies that are signed and dated but marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-routine” matters, such as the Director Election Proposal and the Adjournment Proposal (defined below).

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. Alexander Stern and Eyal Ofir have been designated as proxies by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual General Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as described below. If any matters not described in this proxy statement are properly presented at the Annual General Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual General Meeting is adjourned, the proxy holders can vote the shares on the new Annual General Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

Who will solicit and pay the cost of soliciting proxies for the Annual General Meeting?

Our board of directors is soliciting proxies for use at the Annual General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Annual General Meeting. We have agreed to pay Morrow a fee of $15,000, plus disbursements, and will reimburse Morrow for its reasonable out-of-pocket expenses and indemnify Morrow against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”) for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

What matters am I voting on?

Holders of Class B ordinary shares, par value $0.0001 per share (the “founder shares” or “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”) will be voting on the following proposal.

1.

Director Election Proposal:  To re-appoint Ms. Mary Ann Deignan and Mr. Pierre-Yves Cros as Class I directors on the Company’s board of directors to serve until the 2025 annual general meeting, until their respective successors  are duly elected and qualified, or until their earlier death, resignation or removal (the “Director Election Proposal”).

Holders of Class A Ordinary Shares and holders of Class B Ordinary Shares will be voting on the following proposals.

2.

Auditor Ratification Proposal:  To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022 (the “Auditor Ratification Proposal”).

3.

Adjournment Proposal:  To approve the adjournment of the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Election Proposal or the Auditor Ratification Proposal (the “Adjournment Proposal”), which will only be presented at the Annual General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Annual General Meeting.

When and where will the Annual General Meeting be held?

The Annual General Meeting will be held at 12:00 pm Eastern Time, on December 15, 2022, at the offices of the Company, located at 30 Rockefeller Plaza, New York, NY 10112, and virtually via live webcast online at https://www.cstproxy.com/lazardgrowthaci/2022, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. Shareholders are encouraged to observe the meeting virtually. You will be permitted to attend the Annual General Meeting in person at the offices of the Company only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. The virtual meeting format allows attendance from any location in the world. You can attend the meeting, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/lazardgrowthaci/2022 and entering the control number found on your proxy card. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares.

How does our board of directors recommend that I vote on these proposals?

Our board of directors recommends a vote:

•	“FOR” the re-appointment of Ms. Mary Ann Deignan and Mr. Pierre-Yves Cros as Class I directors;
•	“FOR” the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022; and
•	”FOR” the Adjournment Proposal, if presented.

Who is entitled to vote?

Holders of our Ordinary Shares as of the close of business on October 24, 2022, the record date, are entitled to vote at the Annual General Meeting. As of the record date, there were 71,875,000 Ordinary Shares issued and outstanding, consisting of 57,500,000 Class A Ordinary Shares and 14,375,000 Class B Ordinary Shares. In deciding all matters at the Annual General Meeting, each shareholder will be entitled to one vote for each Ordinary Share held by them on the record date; provided that only holders of the Class B Ordinary Shares have the right to vote on the Director Election Proposal. Holders of Class A Ordinary Shares and holders of Class B Ordinary Shares will vote together as a single class on all matters submitted to a vote of our shareholders at the Annual General Meeting except (i) as required by law and (ii) with respect to the Director Election Proposal. We do not have cumulative voting rights for the election of directors, which only holders of the Class B Ordinary Shares have the right to vote on. LGACo 1 LLC (the “Sponsor”), our executive officers, our directors and other initial shareholders (collectively, the “Initial Shareholders”) collectively own all of our issued and outstanding founder shares, constituting approximately 20.00% of our issued and outstanding Ordinary Shares.

Registered Shareholders.   If our shares are registered directly in your name with our transfer agent, Continental, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual General Meeting.

Street Name Shareholders.   If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your Ordinary Shares at the Annual General Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy, we refer to shareholders who hold their shares through a broker, bank or other nominee as “beneficial owners” or “street name shareholders.”

How do I vote?

Registered Shareholders. If you are a holder of record of Ordinary Shares on the record date for the Annual General Meeting, you may vote in person at the Annual General Meeting or by submitting a proxy for the Annual General Meeting..

Voting by Proxy. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. By signing, dating and returning the proxy card, you are authorizing the individual(s) named on the proxy card to vote your shares at the Annual General Meeting in the manner you indicate. You are encouraged to complete, sign, date and return the proxy card even if you plan to attend the Annual General Meeting so that your shares will be represented and voted if you are unable to attend the Annual General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please complete, sign, date and return all proxy cards to ensure that all of your shares are voted. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Annual General Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Annual General Meeting, your shares (i) will not be counted for the purposes of determining whether a quorum is present at the Annual General Meeting or whether the Director Election Proposal (if applicable), the Auditor Ratification Proposal or Adjournment Proposal (as the case may be) is approved by the requisite votes.

Voting in Person.   If you attend the Annual General Meeting and plan to vote in person at the offices of the Company, you will be provided with a ballot at the Annual General Meeting.

Voting Electronically.   You may attend and vote at the Annual General Meeting by visiting https://www.cstproxy.com/lazardgrowthaci/2022 and entering the control number found on your proxy card.

Street name shareholders. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Annual General Meeting and vote in person, obtain a legal proxy from your broker, bank or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Annual General Meeting. Street name shareholders should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.

How do I attend the Annual General Meeting via live audio webcast?

If you are a registered shareholder, you will receive a proxy card which contains instructions on how to attend the Annual General Meeting via live audio webcast including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact Continental at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the Annual General Meeting starting December 8, 2022 at 9:00 a.m., Eastern Time (five business days prior to the meeting date) by visiting https://www.cstproxy.com/lazardgrowthaci/2022 and entering your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box during the Annual General Meeting. At the start of the Annual General Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Annual General Meeting.

If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or nominee, you will need to contact Continental to receive a control number. If you plan to vote at the Annual General Meeting, you will need to have a legal proxy from your bank, broker or other nominee or if you would like to join and not vote, Continental will issue you a guest control number with proof of ownership. In either case, you must contact Continental for specific instructions on how to receive the control number. Continental can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number. Street name shareholders should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.

If you do not have access to Internet, you can listen only to the meeting by dialing +1 800-450-7155 (toll-free) (or +1 857-999-9155 (standard rates apply) if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the conference ID number: 7806847#. Please note that you will not be able to vote or ask questions at the Annual General Meeting if you choose to participate telephonically.

A separate conference line to allow participants to communicate with each other during the Annual General Meeting will also be made available.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely instructions?

Brokerage firms and other intermediaries holding our shares in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely instructions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of Marcum LLP. Your broker will not have discretion to vote on the re-appointment of Ms. Mary Ann Deignan and Mr. Pierre-Yves Cros as Class I directors or the Adjournment Proposal, which are each “non-routine” matters, absent direction from you.

How many votes are needed for approval of each proposal?

•

Proposal No. 1 – Director Election Proposal:  The election of the Class I directors must be approved by an ordinary resolution of the holders of the Class B Ordinary Shares under Cayman Islands law and our amended and restated memorandum and articles of association (the “Charter”), being the affirmative vote of a majority of the votes cast by the holders of the outstanding Class B Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.

•

Proposal No. 2 – Auditor Ratification Proposal:  The ratification of the appointment of Marcum LLP requires an ordinary resolution under Cayman Islands law and the Charter, being the affirmative vote of a majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Annual General Meeting. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting. Brokers are entitled to vote on this proposal, and therefore broker non-votes are not expected to exist and will have no effect on the outcome of this proposal.

•

Proposal No. 3 – Adjournment Proposal:  The approval of the adjournment of the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Election Proposal and/or the Auditor Ratification Proposal, which will only be presented at the Annual General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Annual General Meeting, requires an ordinary resolution under Cayman Islands law and the Charter, being the affirmative vote of a majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the annual meeting.

What if I want to vote against or don’t want to vote for any of the proposals?

If you do not want any of the proposals to be approved, you should vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Annual General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.

How do the Company’s insiders intend to vote their shares?

The Initial Shareholders collectively have the right to vote approximately 20.00% of the Company’s issued and outstanding Ordinary Shares and are expected to vote all of their shares in favor of each proposal to be voted upon by our shareholders.

Can I change my vote after I have mailed my signed proxy card?

Yes. Shareholders may send a later-dated, signed proxy card to the Company’s board of directors at 30 Rockefeller Plaza, New York, NY 10112, so that it is received prior to the vote at the Annual General Meeting (which is scheduled to take place on December 15, 2022). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s board of directors, which must be received prior to the vote at the Annual General Meeting. Shareholders may also attend the Annual General Meeting in person, revoke their proxy and vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Voting on all resolutions at the Annual General Meeting will be conducted by way of a poll rather than on a show of hands. On a poll, votes are counted according to the number of shares registered in each shareholder’s name which are voted, with each Ordinary Share carrying one vote.

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. At the Annual General Meeting, only those votes which are actually cast, either “FOR” or “AGAINST” the Director Election Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the relevant proposal is approved, and any Ordinary Shares which are not voted at the Annual General Meeting will have no effect on the outcome of such votes. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.

Where will I be able to find the voting results of the Annual General Meeting?

We will announce preliminary voting results at the Annual General Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual General Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual General Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Are there any appraisal or similar rights for dissenting shareholders?

Neither the Companies Act nor our Charter provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Annual General Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

What is the deadline to propose actions for consideration at next year’s annual general meeting or to nominate individuals to serve as directors?

Our Charter provides for advance notice procedures with respect to shareholder proposals and the nomination of candidates for election as directors, other than nominations made by or at the direction of our board of directors or a committee of our board of directors. In order for any matter to be properly brought before an annual general meeting, a shareholder will have to comply with advance notice requirements. Generally, to be timely, a shareholder notice must be received at our principal executive offices not less than 120 calendar days prior to the date of our proxy statement released to shareholders in connection with the prior year’s annual general meeting or, if we did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s annual general meeting, then the deadline shall be set by the board of directors with such deadline being a reasonable time before we begin to print and send our related proxy materials.   Any shareholder proposal to be submitted at the 2023 annual general meeting will not be considered timely unless notice is received not earlier than the close of business on August 27, 2023 and not later than close of business on November 15, 2023.

Who can help answer my questions?

If you have questions about the Annual General Meeting or the proposals, or if you need additional copies of the proxy statement, our Annual Report (defined below) or the enclosed proxy card you should contact:

Lazard Growth Acquisition Corp. I
30 Rockefeller Plaza
New York, NY 10112
Attn: Daniel Lin
Telephone: (212) 632-6000
Email: Daniel.Lin@lazard.com

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: LGAC@investor.morrowsodali.com

THE ANNUAL GENERAL MEETING

Date, Time, Place and Purpose of the Annual General Meeting

The Annual General Meeting will be held on Thursday, December 15, 2022 at 12:00 p.m., Eastern Time, at the offices of the Company, located at 30 Rockefeller Plaza, New York, NY 10112, and virtually via the Internet at https://www.cstproxy.com/lazardgrowthaci/2022, to consider and vote upon the proposals to be put to the Annual General Meeting. Shareholders are encouraged to observe the meeting virtually. You will be permitted to attend the Annual General Meeting in person at the offices of the Company only to the extent consistent with, or permitted by, applicable law and directives of public health authorities.

At the Annual General Meeting, the holders of Class B Ordinary Shares will be asked to consider and vote upon the following proposal.

1.

Director Election Proposal:  To re-appoint Ms. Mary Ann Deignan and Mr. Pierre-Yves Cros as Class I directors on the Company’s board of directors to serve until the 2025 annual general meeting, until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal (the “Director Election Proposal”).

At the Annual General Meeting, the holders of Class A Ordinary Shares and the holders of Class B Ordinary Shares will be asked to consider and vote upon the following proposals.

2.

Auditor Ratification Proposal:  To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022 (the “Auditor Ratification Proposal”).

3.

Adjournment Proposal:  To approve the adjournment of the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Election Proposal or the Auditor Ratification Proposal (the “Adjournment Proposal”), which will only be presented at the Annual General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Annual General Meeting.

Voting Power; Record Date

Only shareholders of record of the Company as of the close of business on October 24, 2022, the “record date”, are entitled to notice of, and to vote at, the Annual General Meeting or any adjournment or postponement thereof. Each Ordinary Share entitles the holder thereof to one vote; provided that only holders of the Class B Ordinary Shares have the right to vote on the Director Election Proposal. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 71,875,000 Ordinary Shares issued and outstanding, including 57,500,000 Class A Ordinary Shares (that were initially sold as part of the IPO) and 14,375,000 Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Shareholders

A quorum is the minimum number of shares required to be present at the Annual General Meeting for the Annual General Meeting to be properly held under our Charter and the Companies Act. The presence, in person or by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote at the Annual General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-routine” matters, such as the re-appointment of Ms. Mary Ann Deignan and Mr. Pierre-Yves Cros as Class I directors and the Adjournment Proposal.

Votes Required

•

Proposal No. 1 – Director Election Proposal:  The election of the Class I directors must be approved by an ordinary resolution of the holders of the Class B Ordinary Shares under Cayman Islands law and the Charter, being the affirmative vote of a majority of the votes cast by the holders of the outstanding Class B Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.

•

Proposal No. 2 – Auditor Ratification Proposal:  The ratification of the appointment of Marcum LLP requires an ordinary resolution under Cayman Islands law and the Charter, being the affirmative vote of a majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Annual General Meeting. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting. Brokers are entitled to vote on this proposal, and therefore broker non-votes are not expected to exist and will have no effect on the outcome of this proposal.

•

Proposal No. 3 – Adjournment Proposal:  The approval of the adjournment of the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Election Proposal and/or the Auditor Ratification Proposal, which will only be presented at the Annual General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Annual General Meeting, requires an ordinary resolution under Cayman Islands law and the Charter, being the affirmative vote of a majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the annual meeting.

If you do not want any of the proposals to be approved, you should vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Annual General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.

Voting

Our board of directors is asking for your proxy. By signing, dating and returning the proxy card, you are authorizing the individual(s) named on the proxy card to vote your shares at the Annual General Meeting in the manner you indicate. You may vote for, against or withhold your vote for the proposal or you may abstain from voting. All valid proxies received will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual General Meeting.

You can vote your Ordinary Shares at the Annual General Meeting in person or by proxy. If you attend the Annual General Meeting and plan to vote in person at the offices of the Company, you will be provided with a ballot at the Annual General Meeting. You may also attend and vote at the Annual General Meeting by visiting https://www.cstproxy.com/lazardgrowthaci/2022 and entering the control number found on your proxy card. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Annual General Meeting and vote in person, obtain a legal proxy from your broker, bank or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Annual General Meeting. Street name shareholders should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-routine” matters, such as the re-appointment of Mr. Pierre-Yves Cros and Ms. Mary Ann Deignan and the Adjournment Proposal.

Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow Sodali LLC (“Morrow”), at (800) 662-5200 or by sending a letter to 333 Ludlow Street 5th Floor, South Tower, Stamford, CT 06902, or by emailing LGAC@investor.morrowsodali.com.

Revocability of Proxies

Shareholders may send a later-dated, signed proxy card to the Company’s board of directors at 30 Rockefeller Plaza, New York, NY 10112, so that it is received prior to the vote at the Annual General Meeting (which is scheduled to take place on December 15, 2022). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s board of directors, which must be received prior to the vote at the Annual General Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Annual General Meeting

The Annual General Meeting will be held at 12:00 p.m. Eastern Time, on Thursday, December 15, 2022, at the offices of the Company, located at 30 Rockefeller Plaza, New York, NY 10112, and virtually via live webcast online at https://www.cstproxy.com/lazardgrowthaci/2022. Shareholders are encouraged to observe the meeting virtually. You will be permitted to attend the Annual General Meeting in person at the offices of the Company only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. The virtual meeting format allows attendance from any location in the world. You can attend the meeting, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/lazardgrowthaci/2022 and entering the control number found on your proxy card. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Annual General Meeting and vote in person, obtain a legal proxy from your broker, bank or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Annual General Meeting. Street name shareholders should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.

Solicitation of Proxies

The Company is soliciting proxies for use at the Annual General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Morrow to assist in the solicitation of proxies for the Annual General Meeting. We have agreed to pay Morrow a fee of $15,000, plus disbursements, and will reimburse Morrow for its reasonable out-of-pocket expenses and indemnify Morrow against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

You may contact Morrow at:

Morrow Sodali LLC
333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Telephone: (800) 662-5200
(banks and brokers can call collect at (203) 658-9400)
Email: LGAC@investor.morrowsodali.com

Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Ordinary Shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Dissenters’ Rights of Appraisal

Neither the Companies Act nor our Charter provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Annual General Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

Other Business

Our board of directors does not know of any other matters to be presented at the Annual General Meeting. If any additional matters are properly presented at the Annual General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Principal Executive Offices

Our principal executive offices are located at 30 Rockefeller Plaza, New York, NY 10112. Our telephone number is (212) 632-6000. Our corporate website address is https://lazardltd.gcs-web.com/lgacu/about. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Our business affairs are managed under the direction of our board of directors, which is currently composed of seven members. Four of our directors are independent within the meaning of the listing standards of The Nasdaq Stock Market LLC (“Nasdaq”).

Our board of directors is divided into three classes, with only one class of directors being appointed in each year, and with each class (except for those directors appointed prior to our first annual general meeting) serving a three-year term.

The following table sets forth the names, ages as of November 4, 2022, and certain other information for the Class I directors, both of whom are nominees for election as director at the Annual General Meeting and the Class II and III directors, all of whom are continuing members of our board of directors:

Name	Class	Age	Position	Director Since	Current Term Expiring	Expiration of Term for which Nominated
Directors/Nominees
Mary Ann Deignan	I	59	Chief Financial Officer and Director	2020	2022	2025
Pierre-Yves Cros(1)(2)	I	62	Director	2021	2022	2025
Alexander Stern	III	55	Executive Chairman and Director	2020	2024	-
Eyal Ofir	II	41	Chief Executive Officer and Director	2020	2023	-
Philip Hadley(1)	III	59	Director	2021	2024	-
Noreen Roth Henig, M.D.(1)(2)	II	56	Director	2021	2023	-
Selina Tobaccowala(1)	II	45	Director	2021	2023	-

(1)	Member of our audit committee
(2)	Member of our compensation committee

Nominees for Class I Directors

Mary Ann Deignan has been our Chief Financial Officer and a director since 2020. Ms. Deignan is a Managing Director and Co-Head of Capital Markets Advisory at Lazard Ltd. and its subsidiaries (“Lazard” and, together with such subsidiaries, “Lazard Group”), advising clients on shareholder activism, strategic investor relations, capital raising and corporate governance. Ms. Deignan joined Lazard from Bank of America Merrill Lynch, where she was Co-Head of Global Equity Capital Markets, a role she assumed after her tenure as Head of Americas Equity Capital Markets. She also worked for UBS as Head of Americas Equity Capital Markets. Ms. Deignan began her career at Bankers Trust in leveraged finance. Ms. Deignan provides expert guidance across regions and market sectors on a range of shareholder and corporate finance matters including activism preparedness and defense, investor perspectives on M&A and strategic actions, IPO advisory and capital raising, trends in environmental, social and governance. Ms. Deignan has extensive knowledge of the global equity markets and public market investors. Ms. Deignan is on the Investment Committee of the Margaret A. Cargill Philanthropies and the Board of Advisors at the Hospital for Special Surgery in New York City. She has a B.A. from Mount Holyoke College and an M.B.A. from the Tuck School at Dartmouth.

Pierre-Yves Cros has been a director of the Company since February 2021. Mr. Cros is a Senior Advisor at The Blackstone Group Inc., one of the world’s leading investment firms. Prior to The Blackstone Group Inc., Mr. Cros was Chief Strategy and Development Officer at Capgemini Group, a Paris-based company that provides consulting, digital transformation, technology and engineering services, where he held various senior leadership positions from 2003 to 2020. Mr. Cros received an M.Sc. in Civil Engineering from Institut National des Sciences Appliquées de Lyon and an M.B.A. from HEC Paris. Mr. Cros was selected to serve on our board of directors due to his substantial experience in mergers and acquisitions, operations and strategic business planning, as well as his Continental European perspective from his leadership positions in multi-national businesses.

Continuing Class II Directors

Eyal Ofir has been our Chief Executive Officer and a director since 2020. Mr. Ofir is a Managing Director in Lazard’s Financial Institutions Group, where he advises a broad range of global financial institutions, specializing in the Fintech sector. Over the course of his career, Mr. Ofir has advised on a multitude of mergers, acquisitions, divestitures, leverage buyouts, IPOs and other capital markets transactions. Prior to joining Lazard, Mr. Ofir worked in Ernst & Young’s Transaction Advisory Services group and served as a Captain in the Israeli Navy. Mr. Ofir serves as Vice Chairperson of the board of directors of the National Psoriasis Foundation and as a member of the Investment Committee for the endowment of Hadassah, the Women’s Zionist Organization of America, Inc. Mr. Ofir received a B.A. from the Hebrew University of Jerusalem with a double major in Economics and Accounting and an M.B.A. from the University of Chicago Booth School of Business, where he was a Dennis W. and Jane B. Carlton Fellow. Mr. Ofir was selected to serve on our board of directors due to his financial services sector expertise and substantial experience in mergers, acquisitions and capital markets transactions.

Noreen Roth Henig, M.D. has been a director of the Company since 2021. Dr. Henig is the Chief Medical Officer of Kezar Life Sciences, Inc., a clinical-stage biotechnology company committed to revolutionizing treatments for patients with autoimmune diseases and cancer. Prior to Kezar Life Sciences, Inc., Dr. Henig served as Chief Medical Officer of Breath Therapeutics Holdings BV, a biotechnology company developing a first-in-class inhaled drug-device therapy that was recently acquired by Zambon SpA. Prior to joining Breath Therapeutics Holding BV, she was Chief Medical Officer at ProQR Therapeutics N.V., a private company that completed an initial public offering as a preclinical phase biotechnology company. Since 2019, Dr. Henig has also served on the board of directors of Avidity Biosciences, which completed its initial public offering as a preclinical company in June 2020. Dr. Henig holds a B.A. in History of Art from Yale University and an M.D. with distinction in Immunology from Albert Einstein College of Medicine of Yeshiva University. Dr. Henig was selected to serve on our board of directors due to her extensive management and business background, particularly in the area of healthcare and biotech.

Selina Tobaccowala has been a director of the Company since 2021. Ms. Tobaccowala is currently the Chief Digital Officer at Openfit, LLC, an all-in-one digital streaming platform for integrated fitness, nutrition and wellness. Prior to joining Openfit, LLC, she was the co-founder and CEO at Gixo, Inc., an innovative live workout fitness start-up, from 2016 until they were acquired by Openfit, LLC in 2019. Prior to Gixo Inc., Ms. Tobaccowala was the President and Chief Technology Officer at SurveyMonkey Inc. from 2009 to 2016, leading the company to become the world’s dominant online survey platform. She received a B.S. in Computer Science with Honors from Stanford University. Ms. Tobaccowala has served on the board of directors of Redfin since 2014 and as an advisory board member of HubSpot since 2015. Ms. Tobaccowala was selected to serve on our board of directors due to her considerable experience as an entrepreneur and software product executive.

Continuing Class III Directors

Alexander Stern has been our Executive Chairman and a director since 2020. Mr. Stern has served as President of Lazard since June 2019 and as a Managing Director of Lazard since 2002. Mr. Stern plans to retire from his positions with Lazard in December 2022, but will remain Executive Chairman and director of the Company. Mr. Stern has previously served in various other leadership capacities at Lazard, including Chief Executive Officer of Lazard’s financial advisory business, Chief Operating Officer of Lazard and Global Head of Strategy of Lazard. Mr. Stern is recognized as a proven financial advisor in the technology sector with a track record of leading complex transformational growth and value creation initiatives for clients. Prior to joining Lazard, Mr. Stern held various positions with Patricof & Co. Ventures and IBM. Mr. Stern is Chairman of the LUNGevity Foundation and a member of our board of directors of Advisors for the School of Engineering and Applied Sciences of the University of Pennsylvania. Mr. Stern earned a B.S. from Duke University, an M.S.E. from the School of Engineering and Applied Science at the University of Pennsylvania and an M.B.A. from the University of Pennsylvania, Wharton School. Mr. Stern was selected to serve on our board of directors due to his technology sector expertise and experience leading growth and value creation initiatives, including in his current role at Lazard where he is responsible for developing and implementing the firm’s growth strategy.

Philip Hadley has been a director of the Company since 2021. Mr. Hadley is currently a Senior Advisor to Oak Hill Capital and a Special Advisor to Brighton Park Capital. Mr. Hadley was previously the Chairman and CEO at FactSet Research Systems Inc., a financial data and software company, where he held various leadership positions from November 1986 to June 2020. Prior to joining FactSet Research Systems Inc., Mr. Hadley was employed by

Cargill Corporation. Mr. Hadley received a B.B.A. in Accounting from the University of Iowa and is a Chartered Financial Analyst. He has served as the Chairman of Clean Origin since 2018, the Chairman of RocketReach.co since 2020, a member of the board of directors of Calero Software since 2020 and a member of the board of advisors of Kum & Go since 2005. Mr. Hadley previously served as Chairman of RS Energy Group from 2017 until its acquisition by Enverus in February 2020. Mr. Hadley was selected to serve on our board of directors due to his significant experience in software and financial data and his track record as CEO of FactSet.

Director Independence

The Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an executive officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors determined that a majority of our board of directors, consisting of Pierre-Yves Cros, Philip Hadley, Noreen Roth Henig, M.D. and Selina Tobaccowala, are “independent directors” as defined in the Nasdaq listing standards. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Controlled Company Status

Until the completion of our initial business combination, only holders of our founder shares will have the right to vote on the election of directors. As a result, we are a “controlled company” within the meaning of the Nasdaq corporate governance standards. Under the Nasdaq corporate governance standards, a company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance requirements. We have not utilized, and do not intend to utilize, these exemptions and intend to comply with the corporate governance requirements of the Nasdaq, subject to applicable phase-in rules. However, we may determine in the future to utilize some or all of these exemptions.

Board Leadership Structure and Role in Risk Oversight

Although we do not require separation of the offices of the Chairman of the Board and Chief Executive Officer, we currently have a different person serving in each such role—Mr. Stern is our Executive Chairman and Mr. Ofir is our Chief Executive Officer. The decision whether to combine or separate these positions depends on what our board of directors deems to be in the long-term interest of shareholders in light of prevailing circumstances. Our board of directors has deemed the current leadership structure to be appropriate given the Company’s limited business purpose of effecting an initial business combination. Our board of directors believes the Company is well served by the current leadership structure. Our board of directors is actively involved in overseeing our risk oversight processes. Our board of directors focuses on our general risk oversight strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to our board of directors include consideration of the challenges and risks of our business, and our board and management actively engage in discussions on these topics. In addition, each of our board’s committees considers risk within its area of responsibility. For example, the audit committee provides oversight to legal and compliance matters and assesses the adequacy of our risk-related internal controls.

Board Meetings and Committees

During the fiscal year ended December 31, 2021, our board of directors held five meetings, the audit committee held five meetings and the compensation committee held no meetings. During the fiscal year ended December 31, 2021 each of Mr. Alexander Stern, Mr. Eyal Ofir, Ms. Mary Ann Deignan, Mr. Pierre-Yves Cros, Mr. Philip Hadley, Dr. Noreen Roth Henig and Ms. Selina Tobaccowala attended at least 75% of the aggregate number of meetings of our board of directors held during the period for which such director was a member of our board of directors, and each of Mr. Cros, Mr. Hadley and Ms. Tobaccowala attended at least 75% of the aggregate number of meetings of our audit committee during the period for which such director served on the audit committee.

Although we do not have a formal policy regarding attendance by members of our board of directors at annual general meetings of shareholders, we encourage, but do not require, our directors to attend.

Our board of directors has established an audit committee and a compensation committee. The composition and responsibilities of each of the committees of our board of directors is described below. Members will serve on these committees until their resignation or until as otherwise determined by our board of directors.

Audit Committee

We have established an audit committee of the board of directors. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, each of whom must be independent. Mr. Cros, Mr. Hadley and Ms. Tobaccowala serve as members of our audit committee, and Mr. Hadley serves as the chairman of the audit committee. Our board of directors determined that each of Mr. Cros, Mr. Hadley and Ms. Tobaccowala are independent under the Nasdaq listing standards and applicable SEC rules. Each member of the audit committee is financially literate and our board of directors determined that Mr. Hadley qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

We have adopted an audit committee charter, which is available on our website and details the principal functions of the audit committee, including:

•	meeting with our independent registered public accounting firm regarding, among other issues, audits, and adequacy of our accounting and control systems;
•	monitoring the independence of the independent registered public accounting firm;
•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;
•	inquiring and discussing with management our compliance with applicable laws and regulations;
•	pre-approving all audit services and permitted non-audit services to be performed by our independent registered public accounting firm, including the fees and terms of the services to be performed;
•	appointing or replacing the independent registered public accounting firm;
•

determining the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•

establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies;

•

monitoring compliance on a quarterly basis with the terms of the IPO and, if any noncompliance is identified, immediately taking all action necessary to rectify such noncompliance or otherwise causing compliance with the terms of the IPO; and

•

reviewing and approving all payments made to our Sponsor, directors or executive officers and their respective affiliates. Any payments made to members of our audit committee will be reviewed and approved by our board of directors, with the interested director or directors abstaining from such review and approval.

Compensation Committee

We have established a compensation committee of our board of directors. The members of our compensation committee are Mr. Cros and Dr. Henig, and Dr. Henig serves as chair of the compensation committee.

Under the Nasdaq listing standards, we are required to have a compensation committee composed entirely of independent directors. Our board of directors determined that each of Mr. Cros and Dr. Henig are independent. We have adopted a compensation committee charter, which is available on our website and details the principal functions of the compensation committee, including:

•

reviewing and approving on an annual basis the corporate goals and objectives relevant to our chief executive officer’s compensation, evaluating our chief executive officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our chief executive officer based on such evaluation;

•	reviewing and approving the compensation of all of our other Section 16 officers;
•	reviewing our executive compensation policies and plans;
•	implementing and administering our incentive compensation equity-based remuneration plans;
•	assisting management in complying with our proxy statement and annual report disclosure requirements;
•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;
•	producing a report on executive compensation to be included in our annual proxy statement; and
•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser.

However, before engaging or receiving advice from a compensation consultant, legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the Nasdaq and the SEC.

Director Nominations

We do not have a standing nominating committee though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by our board of directors. Our board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who will participate in the consideration and recommendation of director nominees are Dr. Henig and Ms. Tobaccowala. Our board of directors has determined that, in accordance with Rule 5605 of the Nasdaq listing rules, each of Dr. Henig and Ms. Tobaccowala are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

Our board of directors will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, an extraordinary general meeting of shareholders). Our shareholders that wish to nominate a director for election to our board of directors should follow the procedures set forth in our Charter. However, prior to our initial business combination, only holders of Class B Ordinary Shares will have the right to vote on the election of directors, and holders of our public shares will not have such right.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our board of directors considers a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. Our board of directors may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, executive officers and employees. A copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, or in the past year has served, as a member of the compensation committee of any entity that has one or more officers serving on our board of directors.

Communications with our Board of Directors

Interested parties wishing to communicate with our board of directors or with an individual member or members of our board of directors may do so by writing to our board of directors or to the particular member or members of our board of directors, and mailing the correspondence to Lazard Growth Acquisition Corp. I, 30 Rockefeller Plaza, New York, NY 10112. Each communication should set forth (i) the name and address of the shareholder, as it appears on our books, and if the shares are held by a nominee, the name and address of the beneficial owner of such shares, and (ii) the number of shares that are owned of record by the record holder and beneficially by the beneficial owner. Our management, in consultation with appropriate members of our board of directors as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our board of directors, or if none is specified, to the Chairman of our board of directors.

Executive Officer and Director Compensation and Other Interests

None of our directors or executive officers have received any cash compensation for services rendered to the Company. However, Mr. Stern, our Executive Chairman, Mr. Ofir, our Chief Executive Officer, and Ms. Deignan, our Chief Financial Officer, are all currently President, Managing Director and Managing Director, respectively, of Lazard and receive compensation from Lazard. Until consummation of an initial business combination, the Company will pay an affiliate of our Sponsor an aggregate fee of $20,000 per month for office space and secretarial and administrative services. However, this arrangement is solely for the benefit of the Company and is not intended to provide any of our directors or executive officers with compensation in lieu of a salary.

In addition, on February 5, 2021, our Sponsor transferred 25,000 founder shares to each of the Company’s five independent directors, with an aggregate grant date fair value per independent director of $85,500. Effective May 11, 2021, a member of our board of directors resigned his position and subsequently transferred back to our Sponsor the 25,000 founder shares he previously received from our Sponsor in connection with his service on the board.

Further, the Company has provided each of our executive officers with the opportunity to purchase membership interests in a series of our Sponsor (the “employee participation interests”) pursuant to which our executive officers have economic interests in certain of the founder shares but do not have voting rights or dispositive power with respect thereto. Our executive officers have an economic interest in respect of approximately 2% in the aggregate of our issued and outstanding founder shares attributable to their employee participation interests. Each of our executive officers will also be eligible to directly or indirectly purchase or receive additional economic or other interests in our securities from Lazard, including additional employee participation interests, on a discretionary basis in the future.

Our audit committee reviews on a quarterly basis all payments that were made by us to our Sponsor, any director or executive officer or their respective affiliates. Other than quarterly audit committee review of such reimbursements, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with our activities or on our behalf in connection with identifying and consummating an initial business combination.

After the completion of our initial business combination, directors and executive officers who remain with us may be paid consulting or management fees from the combined company. All of these fees will be described, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to our shareholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or executive officers. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-transaction business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our executive officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

We do not intend to take any action to ensure that our directors or executive officers maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our directors and executive officers may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business, but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our directors or executive officers that provide for benefits upon termination of employment.

In the event an initial business combination is consummated, we expect the combined company to develop an executive compensation program that is designed to align compensation with the combined company’s business objectives and the creation of shareholder value, while enabling the combined company to attract, motivate and retain individuals who contribute to the long-term success of the combined company. We anticipate that decisions regarding executive compensation would reflect our belief that the executive compensation program must be competitive in order to attract and retain executive officers of the combined company.

Legal Proceedings

None.

Periodic Reporting and Audited Financial Statements

The Company has registered its securities under the Exchange Act and has reporting obligations, including the requirement to file annual and quarterly reports with the SEC. In accordance with the requirements of the Exchange Act, the Company’s annual reports contain financial statements audited and reported on by the Company’s independent registered public accounting firm. The Company has most recently filed with the SEC its Quarterly Report on Form 10-Q, as amended, covering the period ended September 30, 2022.

PROPOSAL NO. 1
DIRECTOR ELECTION PROPOSAL

Our board of directors is currently composed of seven members. At the Annual General Meeting, two Class I directors will be re-elected for a three-year term. Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation, retirement, disqualification or removal.

Nominees

Our independent directors have recommended, and our board of directors has approved, both Ms. Mary Ann Deignan and Mr. Pierre-Yves Cros as nominees for re-appointment as Class I directors on our board of directors at the Annual General Meeting. If re-appointed, both Ms. Mary Ann Deignan and Mr. Pierre-Yves Cros will serve as a director until the 2025 annual general meeting, until a successor is duly elected and qualified, or until their earlier death, resignation or removal. Ms. Mary Ann Deignan and Mr. Pierre-Yves Cros are currently directors of the Company. For information concerning the nominees, please see the section titled “Board of Directors, Executive Officers and Corporate Governance”.

If you are a shareholder of record of Class B Ordinary Shares and you sign and date your proxy card but do not give instructions with respect to the voting on the Director Election Proposal, your shares will be voted “FOR” the re-appointment of Ms. Mary Ann Deignan and Mr. Pierre-Yves Cros; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual General Meeting, the proxies will be voted for any nominee who shall be designated by our board of directors to fill such vacancy. If you are a street name shareholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares un-voted on this matter.

Vote Required

The election of the Class I directors must be approved by an ordinary resolution of the holders of the Class B Ordinary Shares under Cayman Islands law and the Charter, being the affirmative vote of a majority of the votes cast by the holders of the outstanding Class B Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Annual General Meeting.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution of the holders of the Class B Ordinary Shares of the Company, that each of Mr. Pierre-Yves Cros and Ms. Mary Ann Deignan be re-appointed as Class I directors on the Company’s board of directors to serve until the 2025 annual general meeting of the Company, until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE
NOMINEES NAMED ABOVE AND DIRECTOR ELECTION PROPOSAL.

PROPOSAL NO. 2
AUDITOR RATIFICATION PROPOSAL

Upon the recommendation of the audit committee of our board of directors, our board of directors proposes that the shareholders ratify by ordinary resolution the appointment of Marcum LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022. Marcum LLP served as the independent registered public accounting firm of the Company for the fiscal year ended December 31, 2021. Our audit committee is submitting the appointment of Marcum LLP to our shareholders because we value our shareholders’ view on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Marcum LLP are expected to be present at the Annual General Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. If our shareholders do not ratify the appointment of Marcum LLP, our board of directors may reconsider the appointment.

Fees Paid to the Independent Registered Public Accounting Firm

Fees for professional services provided by our independent registered public accounting firm since inception include:

	For the Fiscal Year ended December 31, 2021	For the Period ended December 31, 2020
Audit fees(1)	$75,190	$15,450
Audit-related fees(2)	$—	$—
Tax fees(3)	$—	$—
All other fees	$—	$—
Total fees	$75,190	$15,450

(1)

Audit fees.  Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.

(2)

Audit-related fees.  Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees”. These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(3)	Tax fees. Tax fees consist of fees billed for professional services relating to tax compliance, tax planning, tax advice and financial and tax due diligence.

Auditor Independence

During the fiscal year ended December 31, 2021 and the period ended December 31, 2020, there were no other professional services provided by Marcum LLP, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of Marcum LLP.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The audit committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. In recognition of this responsibility, the audit committee shall review and, in its sole discretion, pre-approve all audit and permitted non-audit services to be provided by the independent auditors as provided under the audit committee charter.

Vote Required

The ratification of the appointment of Marcum LLP requires an ordinary resolution under Cayman Islands law and the Charter, being the affirmative vote of a majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Annual General Meeting. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast at the annual meeting. Brokers are entitled to vote on this proposal, and therefore broker non-votes are not expected to exist and will have no effect on the outcome of this proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the appointment of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022 be ratified, approved and confirmed in all respects.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AND THE APPROVAL OF THE AUDITOR RATIFICATION PROPOSAL.

REPORT OF THE AUDIT COMMITTEE

The audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standard No. 1301, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”). Additionally, the audit committee has received the written disclosures from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB regarding our independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.

Submitted by:

Audit Committee of our Board of Directors

Pierre-Yves Cros
Philip Hadley
Selina Tobaccowala

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

PROPOSAL NO. 3
THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our board of directors to adjourn the Annual General Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Election Proposal and/or the Auditor Ratification Proposal. The Adjournment Proposal will only be presented at the Annual General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Annual General Meeting.

Consequences if the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our board of directors may not be able to adjourn the Annual General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Election Proposal and/or the Auditor Ratification Proposal.

Vote Required

The Adjournment Proposal requires an ordinary resolution under Cayman Islands law and the Charter, being the affirmative vote of a majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Annual General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the annual meeting.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the adjournment of the annual general meeting to a later time, date and place to be determined by the chairman of the annual general meeting be and is hereby authorized and approved.”

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information available to us as of November 1, 2022, with respect to our Ordinary Shares held by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding Ordinary Shares;
•	each of our directors and executive officers that beneficially owns Ordinary Shares; and
•	all our directors and executive officers as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to the Ordinary Shares beneficially owned by them. The following table does not reflect beneficial ownership of the private placement warrants or the public warrants included in the units offered in the IPO as these warrants are not exercisable within 60 days of the date hereof.

Unless otherwise noted, the beneficial ownership of our Class A Ordinary Shares and Class B Ordinary Shares is based on 71,875,000 Ordinary Shares issued and outstanding as of November 1, 2022, consisting of 57,500,000 Class A Ordinary Shares and 14,375,000 Class B Ordinary Shares.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Ordinary Shares
LGACo 1 LLC (our Sponsor)(2)(3)(4)	14,275,000	19.9%
Lazard Ltd(2)(4)	14,275,000	19.9%
Alexander Stern(3)(4)	—	—
Eyal Ofir(3)(4)	—	—
Mary Ann Deignan(3)(4)	—	—
Pierre-Yves Cros(4)	25,000	*
Philip Hadley(4)	25,000	*
Noreen Roth Henig, M.D.(4)	25,000	*
Selina Tobaccowala(4)	25,000	*
All directors and executive officers of the Company as a group (seven individuals)(3)(4)	100,000	*
5% Shareholders
Glazer Capital, LLC(5)(6)	3,669,745	6.4%
Paul J. Glazer(5)(6)	3,669,745	6.4%

*	Less than one percent
(1)	Unless otherwise noted, the business address of each of our shareholders is 30 Rockefeller Plaza, New York, NY 10112.

(2)

Our Sponsor is the record holder of such founder shares, classified as Class B Ordinary Shares, and Lazard Ltd is the ultimate control person of the founder shares held by our Sponsor. Our Sponsor is organized as a Delaware series limited liability company. Pursuant to the amended and restated operating agreement of our Sponsor, Lazard Group is the sole manager of our Sponsor and each series thereof and, accordingly, maintains the voting rights attributable to, and the dispositive power in respect of, the employee participation interests. Lazard Group is an indirect subsidiary of Lazard Ltd and is governed by a board of directors (its non-executive directors are the same as the non-executive directors of Lazard Ltd) and managed by its executive officers. LGA HoldCo LLC, a Delaware limited liability company and the Series A Member of our Sponsor (“HoldCo”), (i) holds employee participation interests in a series of our Sponsor that entitles it to economic interests in respect of 9,975,000 founder shares and (ii) has full power to appoint, remove or replace the sole manager of our Sponsor at any time. HoldCo is a direct wholly owned subsidiary of Lazard Group and an indirect wholly owned subsidiary of Lazard Ltd. As such, Lazard Ltd, through its controlling ownership interests in Lazard Group and HoldCo, has full discretion to manage and control the business and affairs of our Sponsor and each series thereof and is the ultimate control person of the founder shares held of record by our Sponsor. Lazard Ltd, a publicly traded company incorporated under the laws of Bermuda with disparate ownership, is governed by a board of directors and is managed by its executive officers, including Mr. Stern who is our Executive Chairman and one of our directors; accordingly, no natural persons control Lazard Ltd.

(3)

Lazard provided each of our executive officers with the opportunity to purchase employee participation interests pursuant to which our executive officers have economic interests in certain of the founder shares but do not have voting rights or dispositive power with respect thereto. Each of our executive officers is also eligible to directly or indirectly purchase or receive additional economic or other interests in our securities from Lazard, including additional employee participation interests, on a discretionary basis in the future. In addition, certain other employees of Lazard have been, and in the future may be, directly or indirectly provided the opportunity to purchase employee participation interests pursuant to which such persons will have economic interests in certain of the founder shares but will not have voting rights or dispositive power with respect thereto. Our Sponsor provided the opportunity to purchase employee participation interests to our executive officers and such other employees of Lazard representing economic interests in approximately 30% in the aggregate of our issued and outstanding founder shares, including approximately 2% in the aggregate which has been purchased by our executive officers; however, our Sponsor maintains the voting rights attributable to, and the dispositive power in respect of, all founder shares.

(4)

Interests shown consist solely of founder shares, classified as Class B Ordinary Shares. Such shares will automatically convert into Class A Ordinary Shares on a one-for-one basis, subject to adjustment pursuant to certain anti-dilution rights, at the time of our initial business combination or earlier at the option of the holders thereof.

(5)	Based upon a Schedule 13G filed with the SEC on February 14, 2022. The address of both of Glazer Capital, LLC and Paul J. Glazer is 250 West 55th Street, Suite 30A, New York, NY 10019.
(6)	Approximate percentage of outstanding Ordinary Shares is based on 57,500,000 Class A Ordinary Shares issued and outstanding as of November 1, 2022.

Our Initial Shareholders beneficially own approximately 20.00% of our issued and outstanding Ordinary Shares. Because of its ownership block, our Sponsor may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our Charter and approval of significant corporate transactions.

The founder shares and private placement warrants and any Class A Ordinary Shares issued upon conversion or exercise thereof are each subject to transfer restrictions pursuant to lock-up provisions in the agreement entered into by our Sponsor and each of our directors and executive officers. Our Sponsor and each of our directors and executive officers have agreed not to transfer, assign or sell any of their founder shares until the earliest of (a) one year after the completion of our initial business combination and (b) subsequent to our initial business combination, (x) if the closing price of our Class A Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share subdivisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination or (y) the date on which we consummate a liquidation, merger, share exchange or other similar transaction that results in all of our public shareholders having the right to exchange their Class A Ordinary Shares for cash, securities or other property. The private placement warrants and the respective Class A Ordinary Shares underlying such warrants are not transferable or salable until 30 days after the completion of our initial business combination. The foregoing restrictions are not applicable to transfers (a) to our directors or executive officers, any affiliates or family members of any of our directors or executive officers, any members or partners of our Sponsor or their affiliates, any affiliates of our Sponsor, or any employees or directors of such affiliates (including, for the avoidance of doubt, employees and directors of Lazard), or any funds or accounts advised by our Sponsor or its affiliates; (b) in the case of an individual, by gift to a member of one of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s immediate family, an affiliate of such person or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (d) in the case of an individual, pursuant to a qualified domestic relations order; (e) by private sales or transfers made in connection with the consummation of an initial business combination at prices no greater than the price at which the founder shares, private placement warrants or Class A Ordinary Shares, as applicable, were originally purchased; (f) by virtue of our Sponsor’s organizational documents upon liquidation or dissolution of our Sponsor; (g) to the company for no value for cancellation in connection with the consummation of our initial business combination; (h) in the event of our liquidation prior to the completion of our initial business combination; or (i) in the event of our completion of a liquidation, merger, share exchange or other similar transaction which results in all of our public shareholders having the right to exchange their Class A Ordinary Shares for cash, securities or other property subsequent to our completion of our initial business combination; provided, however, that in the case of clauses (a) through (f) these permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions and the other restrictions contained in the letter agreement.

RELATED PARTY TRANSACTIONS

Founder Shares

On December 17, 2020, our Sponsor paid $25,000 to purchase an aggregate of 14,375,000 Class B Ordinary Shares so that the number of Class B Ordinary Shares would equal, on an as-converted basis, approximately 20% of the Company’s issued and outstanding Ordinary Shares after the IPO.

On February 5, 2021, our Sponsor transferred 25,000 of its Class B Ordinary Shares to each of the Company’s five independent directors (125,000 Class B Ordinary Shares in the aggregate). Effective May 11, 2021, a member of the our board of directors resigned his position as a member of the Board and subsequently transferred back to our Sponsor the 25,000 founder shares he previously received from our Sponsor in connection with his service on the Board.

Further, on February 5, 2021, our Sponsor converted into a series limited liability company and LGA HoldCo LLC, an affiliate of Lazard Ltd, provided each of the Company’s officers and certain other employees of Lazard Ltd (together with its subsidiaries, “Lazard”) the opportunity to purchase employee participation interests, pursuant to which such persons have economic interests in certain of the founder shares but do not have voting rights or dispositive power with respect thereto. In particular, the Company’s executive officers and such other employees of Lazard possess employee participation interests representing economic interests in approximately 30% in the aggregate of the Company’s issued and outstanding founder shares, including approximately 2% in the aggregate which has been provided by the Company’s executive officers; however, our Sponsor maintains the voting rights attributable to, and the dispositive power in respect of, all such founder shares. Each of the Company’s executive officers and such other employees of Lazard will also be eligible to directly or indirectly purchase or receive additional economic or other interests in the Company’s securities from Lazard, including additional employee participation interests, on a discretionary basis in the future.

Our Sponsor and each of the Company’s directors and executive officers have agreed, subject to limited exceptions, not to transfer, assign or sell any of the founder shares until the earliest of: (i) one year after the consummation of an initial business combination and (ii) subsequent to an initial business combination (A) if the closing price of the Class A Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share dividends, rights issuances, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after an initial business combination, or (B) the date on which the Company completes a liquidation, merger, share exchange or other similar transaction that results in all of the public shareholders having the right to exchange their Class A Ordinary Shares for cash, securities or other property.

Private Placement Warrants

Simultaneously with the consummation of the IPO and the issuance and sale of the units, the Company consummated the sale to our Sponsor of 9,000,000 private placement warrants (the “private placement warrants”), with each private placement warrant exercisable to purchase one Class A Ordinary Share at $11.50 per share subject to adjustment, at a price of $1.50 per private placement warrant, generating total proceeds of $13,500,000. The private placement warrants are identical to the public warrants, except that, so long as they are held by our Sponsor or its permitted transferees, (i) they will not be redeemable by us, (ii) they (including the Class A Ordinary Shares issuable upon exercise of these private placement warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by our Sponsor until 30 days after the completion of our initial business combination, (iii) they may be exercised by the holders on a cashless basis and (iv) they will be entitled to registration rights.

IPO Promissory Note

On December 17, 2020, our Sponsor agreed to loan the Company an aggregate amount of up to $300,000 to be used to pay a portion of the expenses related to the IPO, pursuant to an unsecured revolving promissory note (the “IPO Promissory Note”). The IPO Promissory Note was non-interest bearing and payable on the earlier of (i) March 31, 2021 or (ii) the completion of the IPO. On February 12, 2021, upon consummation of the IPO, the borrowings outstanding under the IPO Promissory Note of $187,583 were repaid in full and the IPO Promissory Note was cancelled.

Related Party Loans

In order to fund working capital deficiencies or finance transaction costs in connection with an initial business combination, our Sponsor committed $1,300,000 to be provided to the Company (as amended, the “Working Capital Loan”) to fund expenses relating to investigating and selecting a target business and other working capital requirements prior to an initial business combination. On August 5, 2021, our Sponsor amended its commitment to provide up to $2,000,000 of borrowing in the aggregate. On March 30, 2022, our Sponsor further amended the Working Capital Loan to provide additional borrowing up to a total borrowing of $5,000,000. If the Company consummates an initial business combination, the Company may repay the Working Capital Loan out of the proceeds of the Trust Account released to the Company. In the event that an initial business combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loan, but no proceeds held in the Trust Account would be used to repay the Working Capital Loan.

At the lender’s discretion, up to $2,000,000 of such Working Capital Loan may be convertible into warrants of the post-business combination entity at a price of $1.50 per warrant. The warrants would be identical to the private placement warrants. As of December 31, 2021 and September 30, 2022, the Company had $2,000,000 and $4,000,000, respectively, of borrowings under the Working Capital Loan.

In addition, our Sponsor or an affiliate of our Sponsor may, but are not obligated to, loan the Company additional funds (“Supplemental Loans”) as may be required. The terms of such Supplemental Loans, if any, have not been determined and no written agreements exist with respect to such loans.

Advisory Services

Lazard Frères & Co. LLC, an affiliate of the Company, is acting as the Company’s independent financial advisor as defined under FINRA Rule 5110(j)(9) to provide independent financial consulting services, consisting of a review of deal structure and terms and related structuring advice in connection with the IPO and the consummation of the business combination. Upon the completion of the IPO, Lazard Frères & Co. LLC received a financial advisory fee of $3,000,000. Pursuant to the terms of the underwriting agreement, the underwriter agreed to reimburse the Company for a portion of the offering costs in an amount equal to the fee paid to Lazard Frères & Co. LLC. On February 12, 2021, the underwriter reimbursed the Company $3,000,000.

Administrative Support Agreement

On February 10, 2021, the Company entered into an administrative support agreement pursuant to which it has agreed to pay an affiliate of our Sponsor a total of $20,000 per month for office space, administrative and support services. Upon the earlier of the completion of the initial business combination and the Company’s liquidation, the Company will cease paying these monthly fees.

Parent Company

Our Sponsor is the record holder of 14,275,000 Class B Ordinary Shares, and Lazard Ltd is the ultimate control person of the shares held by our Sponsor. Our Sponsor is organized as a Delaware series limited liability company. Pursuant to the amended and restated operating agreement of our Sponsor, Lazard Group is the sole manager of our Sponsor and each series thereof and, accordingly, maintains the voting rights attributable to, and the dispositive power in respect of, all shares underlying the employee participation interests. Lazard Group is an indirect subsidiary of Lazard Ltd and is governed by a board of directors (its non-executive directors are the same as the non-executive directors of Lazard Ltd) and managed by its executive officers. LGA HoldCo LLC, a Delaware limited liability company and the Series A Member of our Sponsor (“HoldCo”), (i) holds employee participation interests in a series of our Sponsor that entitles it to economic interests in respect of 9,975,000 Class B Ordinary Shares and (ii) has full power to appoint, remove or replace the sole manager of our Sponsor at any time. HoldCo is a direct wholly owned subsidiary of Lazard Group and an indirect wholly owned subsidiary of Lazard Ltd. As such, Lazard Ltd, through its controlling ownership interests in Lazard Group and HoldCo, has full discretion to manage and control the business and affairs of our Sponsor and each series thereof and is the ultimate control person of the shares held of record by our Sponsor. Lazard Ltd, a publicly traded company incorporated under the laws of Bermuda with disparate ownership, is governed by a board of directors and is managed by its executive officers, including Mr. Stern who is the Executive Chairman of the Company and one of the Company’s directors; accordingly, no natural persons control Lazard Ltd.

Policy for Approval of Related Party Transactions

At its meetings, the audit committee is provided with the details of each new, existing or proposed related party transaction, including the terms of the transaction, any contractual restrictions that the company has already committed to, the business purpose of the transaction and the benefits of the transaction to the company and to the relevant related party. Any member of the committee who has an interest in the related party transaction under review by the committee shall abstain from voting on the approval of the related party transaction, but may, if so requested by the chairman of the committee, participate in some or all of the committee’s discussions of the related party transaction. Upon completion of its review of the related party transaction, the committee may determine to permit or to prohibit the related party transaction.

OTHER MATTERS

Fiscal Year 2021 Annual Report and SEC Filings

Our financial statements for the year ended December 31, 2021, are included in our Annual Report on Form 10-K, filed with the SEC on March 31, 2022 (our “Annual Report”). This proxy statement and our Annual Report are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report without charge by sending a written request to Lazard Growth Acquisition Corp. I, 30 Rockefeller Plaza, New York, NY 10112.

Delivery of Documents to Shareholders

Pursuant to the rules of the SEC, we and services that we employ to deliver communications to our shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of each of our annual report to shareholders and our proxy statement. Upon written or oral request, we will deliver a separate copy of the annual report to shareholders and/or proxy statement to any shareholder at a shared address to which a single copy of each document was delivered and who wishes to receive separate copies of such documents. Shareholders receiving multiple copies of such documents may likewise request that we deliver single copies of such documents in the future. Shareholders receiving multiple copies of such documents may request that we deliver single copies of such documents in the future. Shareholders may notify us of their requests by calling or writing us at our principal executive offices at 30 Rockefeller Plaza, New York, NY 10112 or (212) 632-6000.

Where You Can Find More Information

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, the Company’s corporate website under the heading “SEC FILINGS” at https://lazardltd.gcs-web.com/lgacu/about. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Annual General Meeting, you should contact the Company at the following address and telephone number:

Lazard Growth Acquisition Corp. I
30 Rockefeller Plaza
New York, NY 10112
(212) 632-6000
Attn: Daniel Lin
Email: Daniel.Lin@lazard.com

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

333 Ludlow Street
5th Floor, South Tower
Stamford, CT 06902
Individuals, please call toll-free: (800) 662-5200
Banks and brokerages, please call: (203) 658-9400
Email: LGAC@investor.morrowsodali.com

If you are a shareholder of the Company and would like to request documents, please do so by December 8, 2022 (one week prior to the Annual General Meeting), in order to receive them before the Annual General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

* * *

Our board of directors does not know of any other matters to be presented at the Annual General Meeting. If any additional matters are properly presented at the Annual General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Annual General Meeting, regardless of the number of shares that you hold. You are, therefore, urged to complete, sign, date and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS
November 4, 2022

YOUR VOTE IS IMPORTANT. PLEASE VOTE T Vote by Internet - QUICK HHH EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail LAZARD GROWTH ACQUISITION CORP. I Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 14, 2022. INTERNET – www.cstproxyvote.com Use the Internet to transmit your voting instructions before the meeting. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the meeting via the Internet, you will need your 12 digit control number to vote electronically at the meeting. To attend the meeting, visit: https://www.cstproxy.com/lazardgrowthaci2022 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED Please mark your votes like this X PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. 1. Proposal No. 1 — Director Election Proposal — An ordinary resolution of the holders of the Class B ordinary shares, par value $0.0001 per share, of the Company (the “founder shares” or “Class B Ordinary Shares”), to re-appoint Mr. Pierre-Yves Cros and Ms. Mary Ann Deignan as Class I directors on the Company’s board of directors to serve until the 2025 annual general meeting, until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal; ONLY VOTES CAST BY HOLDERS OF CLASS B ORDINARY SHARES SHALL BE COUNTED FOR THIS PROPOSAL. FOR AGAINST ABSTAIN 2. Proposal No. 2 — Auditor Ratification Proposal — An ordinary resolution, to ratify the selection by our audit committee of Marcum LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022. FOR AGAINST ABSTAIN 3. Proposal No. 3 — Adjournment Proposal — an ordinary resolution, to approve the adjournment of the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Director Election Proposal or the Auditor Ratification Proposal, which will only be presented at the Annual General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Annual General Meeting. FOR AGAINST ABSTAIN CONTROL NUMBER Signature Signature, if held jointly Date 2022. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders on December 15, 2022: You may view the notice of meeting and the accompanying Proxy Statement and attend the meeting at the applicable time at https://www.cstproxy.com/lazardgrowthaci/2022 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS LAZARD GROWTH ACQUISITION CORP. I The undersigned appoints Alexander Stern and Eyal Ofir (the “Proxies”) and each of them independently, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Class A ordinary shares and Class B ordinary shares of Lazard Growth Acquisition Corp. I (the “Company”) held of record by the undersigned at the close of business on October 24, 2022 at the Annual General Meeting of Shareholders of the Company to be held on December 15, 2022, or at any adjournment or postponement thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL GENERAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on the other side)